CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Mar. 31, 2012	Mar. 31, 2011
CONSOLIDATED BALANCE SHEETS
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, authorized shares	180,000,000	180,000,000
Common stock, issued shares	33,142,408	33,519,072
Common stock, outstanding shares	33,142,408	33,519,072
Common stock in treasury, shares	8,413,041	8,036,377